Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is dated as of July 28, 2020, between NeuroOne Medical Technologies Corporation, a Delaware corporation (the “Company”), and each purchaser identified on Exhibit A hereto (each, including its successors and assigns, a “Purchaser” and collectively, the “Purchasers”).

Recitals

Whereas, on the terms and subject to the conditions set forth in this Agreement and pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, and Rule 506 promulgated thereunder, the Company desires to issue and sell to each Purchaser, and each Purchaser, severally and not jointly, desires to purchase from the Company, securities of the Company as more fully described in this Agreement;

Whereas, the Company has authorized, upon the terms and conditions stated in this Agreement, the sale and issuance of an aggregate of up to one hundred thirty five thousand dollars ($135,000) in value (or such higher amount as the Board of Directors of the Company shall determine, the “Total Amount”) in shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) in the manner and upon the terms and conditions hereinafter set forth herein; and

Whereas, at each Closing (as hereinafter defined), each Purchaser, severally and not jointly, wishes to purchase, and the Company wishes to sell, upon the terms and conditions stated in this Agreement, that number of shares of Common Stock set forth on Exhibit A attached hereto.

Agreement

NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agree as follows:

ARTICLE 1
DEFINITIONS

1.1              Definitions. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms have the meanings set forth in this Section 1.1:

“Additional Registration Statement” shall have the meaning ascribed to such term in Section 5.1(a).

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act.

“Agreement” shall have the meaning ascribed to such term in the preamble.

“Board of Directors” means the board of directors of the Company.

“Closing” shall have the meaning ascribed to such term in Section 2.2(a).

“Commission” and/or “SEC” means the United States Securities and Exchange Commission.

“Common Stock” shall have the meaning ascribed to such term in the preamble.

“Company” shall have the meaning ascribed to such term in the preamble.

“Derivative Transaction” shall have the meaning ascribed to such term in Section 4.2(b).

“Effective Date” means the date that a Registration Statement is first declared effective by the SEC.

“Effectiveness Period” shall have the meaning ascribed to such term in Section 5.1(b).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

“GAAP” shall have the meaning ascribed to such term in Section 3.8.

“Indemnified Party” shall have the meaning ascribed to such term in Section 5.4(c).

“Indemnifying Party” shall have the meaning ascribed to such term in Section 5.4(c).

“Initial Closing” shall have the meaning ascribed to such term in Section 2.2(b).

“Initial Registration Statement” has the meaning set forth in Section 5.1(a).

“Intellectual Property” means (i) worldwide patents, patent applications, invention disclosures and other rights of invention, filed with any governmental authority, and all reissues, divisions, renewals, extensions, provisionals, continuations and continuations-in-part thereof and all reexamined patents or other applications or patents claiming the benefit of the filing date of any of the foregoing; (ii) worldwide (A) registered trademarks and service marks and registrations and applications for such registrations, and (B) unregistered trademarks and service marks, trade names, fictitious business names, corporate names, trade dress, logos, product names and slogans, including any common law rights; in each case together with the goodwill associated therewith; (iii) worldwide (A) registered copyrights in published or unpublished works, mask work rights and similar rights, including rights created under Sections 901-914 of Title 17 of the United States Code, mask work registrations, and copyright applications for registration, including any renewals thereof, and (B) any unregistered copyrightable works and other rights of authorship in published or unpublished works; (iv) worldwide (A) internet domain names; (B) website content; (C) telephone numbers; and (D) moral rights and publicity rights; (v) any computer program or other software (irrespective of the type of hardware for which it is intended), including firmware and other software embedded in hardware devices, whether in the form of source code, assembly code, script, interpreted language, instruction sets or binary or object code (including compiled and executable programs), including any library, component or module of any of the foregoing, including, in the case of source code, any related images, videos, icons, audio or other multimedia data or files, data files, and header, development or compilations tools, scripts, and files, and (vi) worldwide confidential or proprietary information or trade secrets, including technical information, inventions and discoveries (whether or not patentable and whether or not reduced to practice) and improvements thereto, know-how, processes, discoveries, developments, designs, techniques, plans, schematics, drawings, formulae, preparations, assays, surface coatings, diagnostic systems and methods, patterns, compilations, databases, database schemas, specifications, technical data, inventions, concepts, ideas, devices, methods, and processes; and includes any rights to exclude others from using or appropriating any Intellectual Property rights, including the rights to sue for or assets claims against and remedies against past, present or future infringements or misappropriations of any or all of the foregoing and rights of priority and protection of interests therein, and any other proprietary, intellectual property or other rights relating to any or all of the foregoing anywhere in the world.

“Losses” means any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation.

“Material Adverse Effect” means a material adverse effect on (i) the assets, liabilities, results of operations, condition (financial or otherwise), business, or prospects of the Company taken as a whole, or (ii) the ability of the Company to perform its obligations under the Transaction Documents.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Price Per Share” shall have the meaning ascribed to such term in Section 2.1.

“Principal Purchasers” means, as of any time, the Purchaser or Purchasers holding or having the right to acquire, as of such time, at least a majority-in-interest of the total number of Shares.

“Principal Trading Market” means the Trading Market on which the Common Stock is primarily listed on and quoted for trading.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, a partial proceeding, such as a deposition), whether commenced or threatened in writing.

“Prospectus” means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Purchasers” shall have the meaning ascribed to such term in the preamble.

“Registration Statement” means each registration statement required to be filed under ARTICLE 5, including the Initial Registration Statement, all Additional Registration Statements, and, in each case, the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

“Registrable Securities” means the Shares and any shares of Common Stock issued as a dividend or other distribution with respect to, or in exchange for, or in replacement of, the Shares, provided, that the holder of such Shares has completed and delivered to the Company a Selling Stockholder Questionnaire; and provided further, that the Shares shall cease to be Registrable Securities upon the earliest to occur of the following: (A) sale by any Person to the public either pursuant to a registration statement under the Securities Act or under Rule 144 (in which case, only such Shares sold shall cease to be Registrable Securities) or (B) becoming eligible for sale by the holder thereof pursuant to Rule 144 without volume or manner of sale restrictions.

“Rule 144,” “Rule 415,” and “Rule 424” means Rule 144, Rule 415 and Rule 424, respectively, promulgated by the Commission pursuant to the Securities Act, as such Rules may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such Rule.

“SEC Reports” shall have the meaning ascribed to such term in Section 3.7.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Selling Stockholder Questionnaire” shall have the meaning ascribed to such term in Section 5.2(g).

“Shares” or “Securities” means the shares of Common Stock purchased and sold under this Agreement.

“Subsequent Closing” shall have the meaning ascribed to such term in Section 2.2(c).

“Trading Day” means a day on which the Principal Trading Market is open for trading.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the OTCQB, the NYSE MKT, the NASDAQ Capital Market, the NASDAQ Global Market, the NASDAQ Global Select Market, or the New York Stock Exchange (or any successors to any of the foregoing).

“Transaction Documents” means this Agreement and all exhibits and schedules thereto and hereto and any other documents or agreements executed in connection with the transactions contemplated hereunder.

“Transfer Agent” means Action Stock Transfer Corporation, the current transfer agent of the Company, and any successor transfer agent of the Company.

“Voting Commitment” shall have the meaning ascribed to such term in Section 4.2(a).

ARTICLE 2
PURCHASE AND SALE

2.1              Purchase and Sale. Subject to and upon the terms and conditions set forth in this Agreement, at each Closing, the Company shall issue and sell to each Purchaser, and each Purchaser shall, severally and not jointly, purchase from the Company, such number of the Shares equal to the quotient resulting from dividing (i) the Subscription Amount for such Purchaser, as indicated opposite such Purchaser’s name on Exhibit A attached hereto, as it may be amended (the “Subscription Amount”) by (ii) $1.80 (the “Price Per Share”), rounded down to the nearest whole Share.

2.2              Closings.

   (a)               The sale and purchase of the Shares may occur in one or more closings (each a “Closing” and collectively, the “Closings”). Each Closing shall be held at the offices of Honigman LLP at 650 Trade Centre Way, Suite 200, Kalamazoo, Michigan 49002 at 10:00 a.m., local time, or at such other time and place upon which the Company and the Purchasers purchasing the Shares at such Closing shall agree.

   (b)              Subject to the satisfaction (or waiver) of the conditions set forth in Section 2.5 below, the initial closing of the sale and purchase of the Shares under this Agreement (the “Initial Closing”) shall take place as soon as practicable after the Company has accepted commitments for the purchase of the Shares having an aggregate Subscription Amount of not less than One Hundred Thousand Dollars ($100,000.00).

   (c)               At any time after the Initial Closing, to the extent that (A) Purchasers participating in the Initial Closing, and/or (B) additional Purchasers reasonably acceptable to the Company (“Additional Purchasers”), agree by execution of a counterpart of this Agreement to purchase Twenty-Five Thousand Dollars ($25,000) or any greater amount in value (unless such minimum amount is waived by the Company) of the Shares at the Price Per Share, the Company shall, within ten (10) days thereafter, hold additional Closings with respect to the purchase of such Securities (each a “Subsequent Closing”); provided, however, each Additional Purchaser shall agree by execution of a counterpart signature page to this Agreement to purchase additional Shares under the terms and conditions set forth in this Agreement, the Company shall prepare and attach an amended Exhibit A reflecting such Additional Purchaser, which amended Exhibit A shall become the Exhibit A for all purposes of this Agreement, and thereafter such Additional Purchaser shall be deemed a Purchaser for all purposes under this Agreement and shall be bound by all of the obligations as a Purchaser hereunder; provided further, however, that the aggregate Subscription Amount of all of the Purchasers, including the Additional Purchasers, shall not exceed the Total Amount. No action or consent by the other Purchasers shall be required for such joinder to this Agreement by such Additional Purchasers. The terms of the transactions consummated at each Subsequent Closing shall be identical to the terms consummated at the Initial Closing, excepting only the date of issuance of the Securities.

2.3          Payment. At each Closing, (a) each Purchaser purchasing the Shares at such Closing shall pay to the Company such Purchaser’s Subscription Amount as indicated on Exhibit A attached hereto in United States dollars and in immediately available funds, by wire transfer to the Company’s account as set forth in instructions previously delivered to such Purchaser, (b) the Company shall instruct the Transfer Agent to deliver shares to each Purchaser in book entry form.

2.4          Deliveries.

(a)           The Company. On or prior to the applicable Closing, the Company shall deliver or cause to be delivered to each Purchaser a copy of this Agreement duly executed by the Company.

(b)            The Purchasers. On or prior to the applicable Closing, each Purchaser shall deliver or cause to be delivered to the Company the following:

(i)                 this Agreement duly executed by such Purchaser;

(ii)              a fully completed and duly executed Accredited Investor Qualification Questionnaire in the form attached hereto as Exhibit B;

(iii)            a fully completed and duly executed Bad Actor Questionnaire in the form attached hereto as Exhibit C; and

(iv)             such Purchaser’s Subscription Amount as indicated on Exhibit A attached hereto attributable to such Closing by wire transfer to the account specified by the Company.

2.5           Closing Conditions.

(a)            The obligations of the Company hereunder with respect to any Purchaser in connection with the Closing are subject to the following conditions being met:

(i)                 the accuracy in all material respects on the Closing of the representations and warranties of such Purchaser contained herein (unless as of a specific date therein in which case they shall be accurate as of such date);

(ii)              all obligations, covenants and agreements of such Purchaser required to be performed at or prior to Closing shall have been performed in all material respects;

(iii)            the delivery by such Purchaser of the items set forth in Section 2.4(b) of this Agreement; and

(b)            The respective obligations of the Purchasers hereunder in connection with the Closing are subject to the following conditions being met:

(i)                 the representations and warranties made by the Company in ARTICLE 3 hereof qualified as to materiality shall be true and correct as of the date hereof and the Closing, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct as of such earlier date, and, the representations and warranties made by the Company in ARTICLE 3 hereof not qualified as to materiality shall be true and correct in all material respects as of date hereof, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date;

(ii)              all obligations, covenants and agreements of the Company required to be performed at or prior to the applicable Closing, whether under this Agreement or the other Transaction Documents, shall have been performed in all material respects;

(iii)            the delivery by the Company of the items set forth in Section 2.4(a) of this Agreement;

(iv)             the Company shall have obtained any and all consents, permits, approvals, registrations and waivers necessary or appropriate for consummation of the purchase and sale of the Shares and the consummation of the other transactions contemplated by the Transaction Documents, all of which shall be in full force and effect, except for such that could not reasonably be expected to have a Material Adverse Effect; and

(v)               no judgment, writ, order, injunction, award or decree of or by any court, or judge, justice or magistrate, including any bankruptcy court or judge, or any order of or by any governmental authority, shall have been issued, and no action or proceeding shall have been instituted by any governmental authority, enjoining or preventing the consummation of the transactions contemplated hereby or in the other Transaction Documents.

ARTICLE 3
REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company hereby represents and warrants to the Purchasers that, except as otherwise disclosed to the Purchasers or as disclosed in the SEC Reports:

3.1           Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite corporate power and authority to carry on its business as now conducted and to own its properties. The Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property makes such qualification or leasing necessary unless the failure to so qualify has not had and could not reasonably be expected to have a Material Adverse Effect.

3.2              Authorization; Enforcement. The Company has all corporate right, power and authority to enter into the Transaction Documents and to consummate the transactions contemplated hereby and thereby. All corporate action on the part of the Company, its directors and stockholders necessary for the authorization, execution, delivery and performance of the Transaction Documents by the Company, the authorization, sale, issuance and delivery of the Securities contemplated herein and the performance of the Company’s obligations hereunder and thereunder has been taken. The Transaction Documents have been (or upon delivery will have been) duly executed and delivered by the Company and constitute the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with their terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

3.3              Capitalization. The authorized capital stock of the Company consists of: (a) 100,000,000 shares of the Common Stock, of which 21,968,914 shares were outstanding as of July 23, 2020 (prior to the issuance of the Shares); and (b) 10,000,000 shares of the Company’s preferred stock, $0.001 par value per share, none of which are issued and outstanding as of the date hereof.  All of the issued and outstanding shares of the Common Stock have been duly authorized and validly issued and are fully paid and nonassessable. Except (i) for options to purchase Common Stock or other equity awards (including restricted stock units) issued to employees of the Company, consultants and service providers of the Company and members of the Board of Directors pursuant to the equity compensation plans or arrangements disclosed in the SEC Reports, (ii) shares of capital stock issuable and reserved for issuance pursuant to securities exercisable for, or convertible into or exchangeable for any shares of capital stock of the Company disclosed in the SEC Reports, and (iii) as contemplated by this Agreement, as of the date hereof, there are no existing options, warrants, calls, preemptive (or similar) rights, subscriptions or other rights, agreements, arrangements or commitments of any character obligating the Company to issue, transfer or sell, or cause to be issued, transferred or sold, any shares of the capital stock of, or other equity interests in, the Company or any securities convertible into or exchangeable for such shares of capital stock or other equity interests, and there are no outstanding contractual obligations of the Company to repurchase, redeem or otherwise acquire any shares of its capital stock or other equity interests.

3.4              Issuance; Reservation of Shares. The issuance of the Shares has been duly and validly authorized by all necessary corporate actions, and the Shares, when issued and paid for pursuant to this Agreement, will be validly issued, fully paid and non-assessable, and shall be free and clear of all encumbrances and restrictions (other than as provided in the Transaction Documents).

3.5              No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the issuance and sale of the Securities will not conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under (i) the Company’s Certificate of Incorporation or the Company’s Bylaws, both as in effect on the date hereof (true and complete copies of which have been made available to the Purchasers through the EDGAR system), (ii) any statute, rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any of its respective assets or properties, or (iii) any material agreement or instrument to which the Company is a party or by which the Company is bound or to which any of their respective assets or properties is subject, in each case except for any such conflict, breach, violation or default that would not reasonably be expected to have a Material Adverse Effect.

3.6              Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than filings that have been made, or will be made, or consents that have been obtained, or will be obtained, pursuant to applicable state securities laws and post-sale filings pursuant to applicable state and federal securities laws which the Company undertakes to file or obtain within the applicable time periods.

3.7              SEC Reports. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, since July 20, 2017 (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed (or amended), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company has not received any letters of comment from the staff of the Commission that have not been satisfactorily resolved as of the date hereof.

3.8              Financial Statements. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles (“GAAP”), applied on a consistent basis during the periods involved, except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

3.9              Certificates, Authorities and Permits. The Company holds, and is operating in compliance in all material respects with, all registrations, approvals, certificates, authorizations and permits of any governmental authority or self-regulatory body required for the conduct of its business as described in the SEC Reports, including without limitation, all such registrations, approvals, certificates, authorizations and permits required by the FDA or any other federal, state, local or foreign agencies or bodies engaged in the regulation of pharmaceuticals or biohazardous substances or materials; and the Company has not received notice of any revocation or modification of any such registration, approval, certificate, authorization and permit or has reason to believe that any such registration, approval, certificate, authorization and permit will not be renewed in the ordinary course that could lead to, the withdrawal, revocation, suspension, modification or termination of any such registration, approval, certificate, authorization or permit, which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, could result in a Material Adverse Effect.

3.10          Title to Assets. The Company has good and marketable title to all property (whether real or personal) described in the SEC Reports as being owned by it, in each case free and clear of all liens, claims, security interests, other encumbrances or defects except as described in the SEC Reports, and except those that could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The property held under lease by the Company is held under valid, subsisting and enforceable leases with only such exceptions with respect to any particular lease as do not interfere in any material respect with the conduct of the business of the Company.

3.11          Intellectual Property. The Company owns, possesses, or can acquire on reasonable terms, all Intellectual Property necessary for the conduct of its business as now conducted or as described in the SEC Reports to be conducted in all material respects, except as such failure to own, possess, or acquire such rights would not have a Material Adverse Effect. Except as set forth in the SEC Reports, (A) to the knowledge of the Company, there is no infringement, misappropriation or violation by third parties of any such Intellectual Property, except as such infringement, misappropriation or violation would not have a Material Adverse Effect; (B) there is no pending or, to the knowledge of the Company, threatened action, suit, proceeding or claim by others challenging the Company’s rights in or to any such Intellectual Property, and the Company is unaware of any material facts which would form a reasonable basis for any such claim; (C) the Intellectual Property owned by the Company, and to the knowledge of the Company, the Intellectual Property licensed to the Company, have not been adjudged invalid or unenforceable, in whole or in part, and there is no pending or threatened action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual Property, and the Company is unaware of any material facts which would form a reasonable basis for any such claim; (D) to the Company’s knowledge, there is no pending or threatened action, suit, proceeding or claim by others that the Company infringes, misappropriates or otherwise violates any Intellectual Property or other proprietary rights of others, the Company has not received any written notice of such claim and the Company is unaware of any other material fact which would form a reasonable basis for any such claim; and (E) to the Company’s knowledge, no Company employee is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with the use of such employee’s best efforts to promote the interest of the Company or that would conflict with the Company’s business; none of the execution and delivery of this Agreement, the carrying on of the Company’s business by the employees of the Company, and the conduct of the Company’s business as proposed, will conflict with or result in a breach of terms, conditions, or provisions of, or constitute a default under, any contract, covenant or instrument under which any such employee is now obligated; and it is not and will not be necessary to use any inventions, trade secrets or proprietary information of any of its consultants, or its employees (or Persons it currently intends to hire) made prior to their employment by the Company, except for technology that is licensed to or owned by the Company.

3.12          No Directed Selling Efforts or General Solicitation. Neither the Company nor any Person acting on its behalf has conducted any general solicitation or general advertising (as those terms are used in Regulation D) in connection with the offer or sale of any of the Securities.

3.13          No Integrated Offering. Neither the Company nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any Company security or solicited any offers to buy any security, under circumstances that would adversely affect reliance by the Company on Section 4(a)(2) for the exemption from registration for the transactions contemplated hereby or would require registration of the Shares under the Securities Act.

3.14          Private Placement. Assuming the accuracy of the Purchasers’ representations and warranties set forth in ARTICLE 4, no registration under the Securities Act is required for the offer and sale of the Shares by the Company to the Purchasers as contemplated hereby.

3.15          Investment Company. The Company is not and, after giving effect to the offering and sale of the Securities, will not be an “investment company,” as such term is defined in the Investment Company Act of 1940, as amended.

3.16          Foreign Corrupt Practices. The Company, nor, to the best knowledge of the Company, any director, officer, agent, employee or other Person associated with or acting on behalf of the Company has (A) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (B) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (C) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or (D) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

ARTICLE 4
REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS

Each Purchaser, for itself and for no other Purchaser, hereby represents and warrants to the Company as follows (unless as of a specific date therein) as of the date hereof and as of the date of the applicable Closing in which such Purchaser purchases the Shares from the Company:

4.1              Organization; Authority. Such Purchaser is either an individual or an entity duly incorporated or formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation with full right, corporate, partnership, limited liability company or similar power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of the Transaction Documents and performance by such Purchaser of the transactions contemplated by the Transaction Documents have been duly authorized by all necessary corporate, partnership, limited liability company or similar action, as applicable, on the part of such Purchaser. Each Transaction Document to which it is a party has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

4.2           Purchaser Status.

(a)               At the time such Purchaser was offered the Securities, it was, and as of the date hereof it is, an “accredited investor” as defined in Rule 501 under the Securities Act. Such Purchaser is not a broker-dealer registered under Section 15 of the Exchange Act. Such Purchaser is acting alone in its determination as to whether to invest in the Securities. Such Purchaser is not a party to any voting agreements or similar arrangements with respect to the Securities. Except as expressly disclosed in a Schedule 13D or Schedule 13G (or amendments thereto) filed by such Purchaser with the Commission with respect to the beneficial ownership of the Company’s Common Stock, such Purchaser is not a member of a partnership, limited partnership, syndicate, or other group for the purpose of acquiring, holding, voting or disposing of the Securities. Each Purchaser represents and warrants that it (i) is not and will not become a party to (A) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any Person as to how such Person, if serving as a director or if elected as a director of the Corporation, will act or vote on any issue or question (a “Voting Commitment”) or (B) any Voting Commitment that could limit or interfere with such Person’s ability to comply, if serving as or elected as a director of the Company, with such Person’s fiduciary duties under applicable law; (ii) is not and will not become a party to any agreement, arrangement or understanding with any Person other than the corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director of the Company.

(b)              Each Purchaser has disclosed in writing to the Company a description of all Derivative Transactions (as defined below) by each such Purchaser in effect as of the date hereof, including the date of the transactions and the class, series and number of securities involved in, and the material economic terms of, such Derivative Transactions. For purposes of this Agreement, a “Derivative Transaction” means any agreement, arrangement, interest or understanding entered into by, or on behalf or for the benefit of, any Purchaser or any of its affiliates or associates, whether record or beneficial: (w) the value of which is derived in whole or in part from the value of any class or series of shares or other securities of the Company, (x) which otherwise provides any direct or indirect opportunity to gain or share in any gain derived from a change in the value of securities of the Company, (y) the effect or intent of which is to mitigate loss, manage risk or benefit of security value or price changes, or (z) which provides the right to vote or increase or decrease the voting power of, such Purchaser, or any of its affiliates or associates, with respect to any securities of the Company, which agreement, arrangement, interest or understanding may include, without limitation, any option, warrant, debt position, note, bond, convertible security, swap, stock appreciation right, short position, profit interest, hedge, right to dividends, voting agreement, performance-related fee or arrangement to borrow or lend shares (whether or not subject to payment, settlement, exercise or conversion in any such class or series), and any proportionate interest of such Purchaser in the securities of the Company held by any general or limited partnership, or any limited liability company, of which such Purchaser is, directly or indirectly, a general partner or managing member.

4.3              General Solicitation; Pre-Existing Relationship. Such Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement. Such Purchaser also represents that such Purchaser was contacted regarding the sale of the Shares by the Company (or an authorized agent or representative thereof) with which such Purchaser had a prior substantial pre-existing relationship.

4.4              Purchase Entirely for Own Account. The Securities to be received by such Purchaser hereunder will be acquired for such Purchaser’s own account, not as nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of the Securities Act, and such Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of the Securities Act without prejudice, however, to such Purchaser’s right at all times to sell or otherwise dispose of all or any part of such Securities in compliance with applicable federal and state securities laws. Nothing contained herein shall be deemed a representation or warranty by such Purchaser to hold the Securities for any period of time.

4.5              Experience of Such Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

4.6              Disclosure of Information. Such Purchaser has had an opportunity to receive all information related to the Company requested by it and to ask questions of and receive answers from the Company regarding the Company, its business and the terms and conditions of the offering of the Securities. Such Purchaser acknowledges receipt of copies of the SEC Reports (or access thereto via EDGAR). Neither such inquiries nor any other due diligence investigation conducted by such Purchaser shall modify, limit or otherwise affect such Purchaser’s right to rely on the Company’s representations and warranties contained in this Agreement.

4.7              Interested Stockholders. Each Purchaser that is an “Interested Stockholder” (as such term is defined in Section 203 of the General Corporation Law of the State of Delaware) represents and warrants that it has been an Interested Stockholder for at least three years prior to the date hereof.

4.8              Restricted Securities. Such Purchaser understands that the Securities are “restricted securities” and have not been registered under the Securities Act and may not be offered, resold, pledged or otherwise transferred except (i) pursuant to an exemption from registration under the Securities Act or pursuant to an effective registration statement in compliance with Section 5 under the Securities Act and (ii) in accordance with all applicable securities laws of the states of the United States and other jurisdictions.

4.9          Commissions. No Person will have, as a result of the transactions contemplated by the Transaction Documents, any valid right, interest or claim against the Company or upon any Purchaser for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of such Purchaser.

ARTICLE 5
REGISTRATION RIGHTS

5.1           Registration Statement.

(a)               On or prior to the sixtieth (60th) day following the final Subsequent Closing under this Agreement, the Company shall prepare and file with the Commission a Registration Statement covering the resale of all Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415. The Registration Statement shall be on Form S-3 (except if the Company is not then eligible to register for resale all of the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form in accordance with the Securities Act). Notwithstanding any other provision of this ARTICLE 5: (i) if the staff of the Commission does not permit all of the Registrable Securities to be registered on the initial Registration Statement filed pursuant to this Section 5.1(a) (the “Initial Registration Statement”), unless otherwise directed in writing by a Purchaser as to its Registrable Securities, the number of Registrable Securities to be registered on such Registration Statement will be reduced by Registrable Securities represented by the Shares (applied, in the case that some Shares may be registered, to the Purchasers on a pro rata basis based on the total number of unregistered Shares held by such Purchasers, subject to a determination by the Commission that certain Purchasers must be reduced first based on the number of Shares held by such Purchasers); and (ii) in the event the Company amends the Initial Registration Statement to effect the reduction contemplated under clause (i) above, the Company shall file with the Commission, as promptly as allowed by the Commission or one or more registration statements on Form S-3 or such other form available to register for resale those Registrable Securities that were not registered for resale on the Initial Registration Statement, as so amended (each, an “Additional Registration Statement”).

(b)              The Company shall use its commercially reasonable best efforts to cause each Registration Statement to be declared effective by the Commission as promptly as possible after the filing thereof, and shall use commercially reasonable best efforts to keep the Registration Statement continuously effective under the Securities Act until the earlier of (i) the date that all Registrable Securities covered by such Registration Statement have been sold or can be sold publicly without restriction or limitation under Rule 144 (including, without limitation, the requirement to be in compliance with Rule 144(c)(1)) or (ii) the date that is one year following the date of the Initial Closing (the “Effectiveness Period”).

(c)               Notwithstanding anything in this Agreement to the contrary, the Company may, by written notice to the Purchasers, suspend sales under a Registration Statement after the Effective Date thereof and/or require that the Purchasers immediately cease the sale of shares of Common Stock pursuant thereto and/or defer the filing of any Additional Registration Statement if the Company is engaged in a material merger, acquisition or sale or any other material pending development and the Board of Directors determines in good faith, by appropriate resolutions, that, as a result of such activity, it would be materially detrimental to the Company to maintain a Registration Statement at such time. Upon receipt of such notice, each Purchaser agrees to immediately discontinue any sales of Registrable Securities pursuant to such Registration Statement until such Purchaser is advised in writing by the Company that the current Prospectus or amended Prospectus, as applicable, may be used. In no event, however, shall this right be exercised to suspend sales beyond the period during which (in the good faith determination of the Board of Directors) the failure to require such suspension would be materially detrimental to the Company. The Company’s rights under this Section 5.1(c) may be exercised for a period of no more than thirty (30) consecutive Trading Days and not more than three times in any twelve-month period. Immediately after the end of any suspension period under this Section 5.1(c), the Company shall take all necessary actions (including filing any required supplemental prospectus) to restore the effectiveness of the applicable Registration Statement and the ability of the Purchasers to publicly resell their Registrable Securities pursuant to such effective Registration Statement.

5.2           Registration Procedures. In connection with the Company’s registration obligations hereunder, the Company shall:

(a)               (i) Subject to Section 5.1(c), prepare and file with the Commission such amendments, including post-effective amendments, to each Registration Statement and the Prospectus used in connection therewith as may be necessary to keep the Registration Statement continuously effective, as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities; and (ii) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by the Registration Statement during the applicable period in accordance with the intended methods of disposition by the Purchasers thereof set forth in the Registration Statement as so amended or in such Prospectus as so supplemented; provided, however, that, subject to applicable requirements, each Purchaser shall be responsible for the delivery of the Prospectus to the Persons to whom such Purchaser sells any of the Shares (including in accordance with Rule 172 under the Securities Act), and each Purchaser agrees to dispose of Registrable Securities in compliance with the plan of distribution described in the Registration Statement and otherwise in compliance with applicable federal and state securities laws.

(b)              Notify the Purchasers as promptly as reasonably possible, and if requested by the Purchasers, confirm such notice in writing no later than ten (10) Trading Days thereafter, of any of the following events: (i) any Registration Statement or any post-effective amendment is declared effective; (ii) the Commission issues any stop order suspending the effectiveness of any Registration Statement or initiates any Proceedings for that purpose; or (iii) the Company receives notice of any suspension of the qualification or exemption from qualification of any Registrable Securities for sale in any jurisdiction, or the initiation or threat of any Proceeding for such purpose.

(c)               Use commercially reasonable best efforts to avoid the issuance of or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of any Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, as soon as possible.

(d)              If requested by a Purchaser, provide such Purchaser, without charge, at least one (1) conformed copy of each Registration Statement and each amendment thereto, including financial statements and schedules, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission; provided, that the Company shall have no obligation to provide any document pursuant to this clause that is available on the Commission’s EDGAR system.

(e)               Promptly deliver to each Purchaser, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request. The Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Purchasers in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto to the extent permitted by federal and state securities laws and regulations.

(f)                Prior to any resale of Registrable Securities by a Purchaser, use commercially reasonable best efforts to register or qualify or cooperate with the selling Purchasers in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any Purchaser requests in writing, to keep each such registration or qualification (or exemption therefrom) effective for so long as required, but not to exceed the duration of the Effectiveness Period, and to do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by a Registration Statement; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

(g)               It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of any particular Purchaser that such Purchaser furnish to the Company a completed Selling Stockholder Questionnaire in the form proffered by the Company (the “Selling Stockholder Questionnaire”) and such other information regarding itself, the Registrable Securities and other shares of Common Stock held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall complete and execute such documents in connection with such registration as the Company may reasonably request, except in the case of any such information referred to in this paragraph, to the extent the failure to provide such information does not materially affect the Company’s ability to comply with such obligations.

(h)              The Company shall comply with all applicable rules and regulations of the Commission under the Securities Act and the Exchange Act, including, without limitation, Rule 172 under the Securities Act, file any final Prospectus, including any supplement or amendment thereof, with the Commission pursuant to Rule 424 under the Securities Act, promptly inform the Purchasers in writing if, at any time during the Effectiveness Period, the Company does not satisfy the conditions specified in Rule 172 and, as a result thereof, the Purchasers are required to make available a Prospectus in connection with any disposition of Registrable Securities and take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder.

5.3           Registration Expenses. The Company shall pay all fees and expenses incident to the performance of or compliance with ARTICLE 5 of this Agreement by the Company, including without limitation (a) all registration and filing fees and expenses, including without limitation those related to filings with the Commission, any Trading Market, and in connection with applicable state securities or Blue Sky laws, (b) printing expenses (including without limitation expenses of printing certificates for Registrable Securities), (c) messenger, telephone and delivery expenses, (d) fees and disbursements of counsel for the Company and (e) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. In no event shall the Company be responsible for any underwriting, broker or similar fees or commissions of any Purchaser or, except to the extent provided for in the Transaction Documents, any legal fees or other costs of the Purchasers.

5.4            Indemnification.

(a)               Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Purchaser, the officers, directors, partners, members, agents and employees of each of them, each Person who controls any such Purchaser (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, partners, members, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all Losses, as incurred, arising out of or relating to any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities, any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus or in any amendment or supplement thereto, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (A) such untrue statements, alleged untrue statements, omissions or alleged omissions are based solely upon information regarding such Purchaser furnished in writing to the Company by such Purchaser for use therein, or to the extent that such information relates to such Purchaser or such Purchaser’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved by such Purchaser expressly for use in the Registration Statement, or (B) with respect to any Prospectus, if the untrue statement or omission of material fact contained in such Prospectus was corrected on a timely basis in the Prospectus, as then amended or supplemented, if such corrected prospectus was timely made available by the Company to the Purchaser, and the Purchaser seeking indemnity hereunder was advised in writing not to use the incorrect prospectus prior to the use giving rise to Losses.

(b)              Indemnification by Purchasers. Each Purchaser shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses (as determined by a court of competent jurisdiction in a final judgment not subject to appeal or review) arising solely out of any untrue statement of a material fact contained in the Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto, or arising out of or relating to any omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, but only to the extent that such untrue statement or omission is contained in any information so furnished by such Purchaser in writing to the Company specifically for inclusion in such Registration Statement or such Prospectus or to the extent that (i) such untrue statements or omissions are based solely upon information regarding such Purchaser furnished to the Company by such Purchaser in writing expressly for use in the Registration Statement or Prospectus, or to the extent that such information relates to such Purchaser or such Purchaser’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved by such Purchaser expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto. In no event shall the liability of any selling Purchaser hereunder be greater in amount than the dollar amount of the net proceeds received by such Purchaser upon the sale of the Registrable Securities giving rise to such indemnification obligation.

(c)            Conduct of Indemnification Proceedings.

(i)                 If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

(ii)              An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (i) the Indemnifying Party has agreed in writing to pay such fees and expenses; or (ii) the Indemnifying Party shall have failed within fifteen (15) days of receiving notification of a Proceeding from an Indemnified Party to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; (iii) any counsel engaged by the applicable Indemnifying Party shall fail to timely commence or diligently conduct the defense of any such claim and such failure has materially prejudiced (or, in the reasonable judgment of the Indemnified Party, is in danger of materially prejudicing) the outcome of the applicable claim; or (iv) such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to or may exist between the applicable Indemnifying Party and Indemnified Party or that there may be one or more different or additional defenses, claims, counterclaims or causes of action available to such Indemnified Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and the reasonable fees and expenses of separate counsel shall be at the expense of the Indemnifying Party). It being understood, however, that the Indemnifying Party shall not, in connection with any one such Proceeding (including separate Proceedings that have been or will be consolidated before a single judge) be liable for the fees and expenses of more than one separate firm of attorneys at any time for all Indemnified Parties, which firm shall be appointed by a majority of the Indemnified Parties. The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

(iii)            All reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within twenty (20) Trading Days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined (not subject to appeal) that such Indemnified Party is not entitled to indemnification hereunder).

(d)            Contribution.

(i)                 If a claim for indemnification under Section 5.4(a) or (b) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 5.4(c), any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

(ii)              The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5.4(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 5.4(d), no Purchaser shall be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such Purchaser from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

(iii)            The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

5.5              Dispositions. Each Purchaser agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement. Each Purchaser further agrees that, upon receipt of a request from the Company, such Purchaser will discontinue disposition of such Registrable Securities under the Registration Statement until such Purchaser is advised in writing by the Company that the use of the Prospectus, or amended Prospectus, as applicable, may be used. The Company may provide appropriate stop orders to enforce the provisions of this paragraph. Each Purchaser, severally and not jointly with the other Purchasers, agrees that the removal of the restrictive legend from certificates representing Shares is predicated upon the Company’s reliance that the Purchaser will comply with the provisions of this subsection.

5.6              Amendments; Waivers. Notwithstanding anything in this Agreement to the contrary, the provisions of this ARTICLE 5 may be amended or waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely), with the written consent of (i) the Company and (ii) the Purchaser or Purchasers holding at least a majority of the then outstanding Registrable Securities. Notwithstanding the foregoing, a waiver or consent to depart from the provisions of this ARTICLE 5 with respect to a matter that relates exclusively to the rights of Purchasers and that does not directly or indirectly affect the rights of other Purchasers may be given by Purchasers of all of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified or supplemented except in accordance with the provisions of the immediately preceding sentence.

ARTICLE 6
OTHER AGREEMENTS OF THE PARTIES

6.1           Transfer Restrictions.

(a)               The Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement under the Securities Act or Rule 144, to the Company or to an Affiliate of a Purchaser, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act.

(b)              The Purchasers agree to the imprinting, so long as is required by this Section 6.1, of a legend on any of the Securities in substantially the following form:

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER ANY STATE SECURITIES OR BLUE SKY LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES OR BLUE SKY LAWS, PURSUANT TO REGISTRATION OR QUALIFICATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE COMPANY MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY TO THE EFFECT THAT ANY PROPOSED TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES OR BLUE SKY LAWS. THIS SECURITY IS SUBJECT TO THE TRANSFER RESTRICTIONS SET FORTH HEREIN AND IN A SECURITIES PURCHASE AGREEMENT, DATED AS OF JULY 24, 2020 AND AS AMENDED FROM TIME TO TIME, COPIES OF WHICH ARE AVAILABLE WITH THE SECRETARY OF THE COMPANY.

6.2           Publicity. Each Purchaser, severally and not jointly with the other Purchasers, covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company, such Purchaser will maintain the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction), except that such Purchaser may disclose the terms to its financial, accounting, legal and other advisors.

6.3           Use of Proceeds. The Company shall use the net proceeds from the sale of the Securities hereunder for funding operations or for working capital or other general corporate purposes.

6.4           Form D; Blue Sky Filings. The Company agrees to timely file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof, promptly upon request of any Purchaser. The Company shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Securities for, sale to the Purchasers at the Closing under applicable securities or “Blue Sky” laws of the states of the United States, and shall provide evidence of such actions promptly upon request of any Purchaser.

6.5           Acknowledgment of Dilution. The Company acknowledges that the issuance of the Securities may result in dilution of the outstanding shares of the Common Stock, which dilution may be substantial under certain market conditions. The Company further acknowledges that its obligations under the Transaction Documents, including, without limitation, its obligation to issue the Shares pursuant to the Transaction Documents, are unconditional and absolute and not subject to any right of set off, counterclaim, delay or reduction, regardless of the effect of any such dilution or any claim the Company may have against any Purchaser and regardless of the dilutive effect that such issuance may have on the ownership of the other stockholders of the Company.

ARTICLE 7
TERMINATION

7.1           Termination. The obligations of the Company, on the one hand, and the Purchasers, on the other hand, to effect the Initial Closing shall terminate as follows:

(a)               Upon the mutual written consent of the Company and the Purchasers;

(b)              By the Company if any of the conditions set forth in Section 2.5(a) shall have become incapable of fulfillment, and shall not have been waived by the Company;

(c)               By a Purchaser (with respect to itself only) if any of the conditions set forth in Section 2.5(b) shall have become incapable of fulfillment, and shall not have been waived by such Purchaser; or

(d)              By either the Company or any Purchaser (with respect to itself only) if the Initial Closing has not occurred on or prior to August 1, 2020; provided, however, that the Principal Purchasers may, in their sole discretion, extend such date to August 15, 2020; provided, however, that, except in the case of clause (a) above, the party seeking to terminate its obligation to effect the Initial Closing shall not then be in breach of any of its representations, warranties, covenants or agreements contained in this Agreement or the other Transaction Documents if such breach has resulted in the circumstances giving rise to such party’s seeking to terminate its obligation to effect the Initial Closing.

7.2            Notice of Termination; Effect of Termination. In the event of termination by the Company or any Purchaser of its obligations to effect the Initial Closing pursuant to this ARTICLE 7, written notice thereof shall forthwith be given to the other Purchasers by the Company and the other Purchasers shall have the right to terminate their obligations to effect the Initial Closing upon written notice to the Company and the other Purchasers. Nothing in this ARTICLE 7 shall be deemed to release any party from any liability for any breach by such party of the terms and provisions of this Agreement or the other Transaction Documents or to impair the right of any party to compel specific performance by any other party of its obligations under this Agreement or the other Transaction Documents.

ARTICLE 8
MISCELLANEOUS

8.1              Fees and Expenses. Each Purchaser and the Company shall pay its own respective costs and expenses in connection the Transaction Documents and the transactions contemplated hereby and thereby.

8.2              Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules. At or after each Closing, and without further consideration, the Company and the Purchasers will execute and deliver to the other such further documents as may be reasonably requested in order to give practical effect to the intention of the parties under the Transaction Documents.

8.3              Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the date of transmission, if such notice or communication is delivered via Electronic Delivery prior to 5:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via Electronic Delivery on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (c) the second (2nd) Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

(i)                 if to the Company, to NeuroOne Medical Technologies Corporation, 7599 Anagram Dr., Eden Prairie, Minnesota 55344, Attention: Chief Executive Officer, with a copy to Honigman LLP, 650 Trade Centre Way, Suite 200, Kalamazoo, Michigan 49002, Attention: Phillip D. Torrence; and

(ii)              if to the Purchasers, to their respective addresses or e-mail addresses as set forth on Exhibit A attached hereto.

8.4              Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed by the Company; provided that such written instrument for such waiver or amendment is also signed by the Principal Purchasers if, and only if, in the reasonable and good faith determination of the Principal Purchasers, such waiver or amendment would reasonably be expected to be adverse to the interests of any Purchaser in a more than de minimis way or that would reasonably be expected to have more than a de minimis adverse effect on the value of such Purchaser’s investment in the Shares. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right. No consideration shall be offered or paid to any Purchaser to amend or consent to a waiver or modification of any provision of any Transaction Document unless the same consideration is also offered to all of the Purchasers who then hold the Securities.

8.5              Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

8.6              Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Purchaser. With the consent of the Company which will not be unreasonably withheld, any Purchaser may assign any or all of its rights under this Agreement to any Person to whom such Purchaser assigns or transfers any Securities, provided, that a Purchaser may assign any or all rights under this Agreement to an Affiliate of such Purchaser without the consent of the Company, and provided, further: (i) such transferor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company after such assignment; (ii) the Company is furnished with written notice of (x) the name and address of such transferee or assignee and (y) if the transferor is assigning any registration rights under ARTICLE 5 hereof, the Registrable Securities with respect to which such registration rights are being transferred or assigned; (iii) following such transfer or assignment, the further disposition of such securities by the transferee or assignee is restricted under the Securities Act and applicable state securities laws, unless such disposition was made pursuant to an effective registration statement or an exemption under Rule 144 under the Securities Act; (iv) such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions of the Transaction Documents that apply to the “Purchasers”; and (v) such transfer shall have been made in accordance with the applicable requirements of this Agreement and with all laws applicable thereto.

8.7              No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and, except as provided in the immediately preceding sentence, is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

8.8              Governing Law; Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Delaware without regard to the choice of law principles thereof. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the state and federal courts located in the State of Delaware for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

8.9              WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

8.10          Survival. The representations and warranties of the Company contained herein shall survive each Closing for a period of six (6) months. The representations and warranties of the Purchasers shall survive each Closing indefinitely. Notwithstanding anything in this Agreement to the contrary, no Purchaser shall have any claim for a breach of any representation or warranty of the Company and each Purchaser shall be deemed to have waived and released any claims for such a breach if such Purchaser had actual knowledge of the particular breach prior to the applicable Closing.

8.11          Counterparts/Electronic Execution and Delivery. This Agreement may be executed in one or more counterparts and by facsimile, each of which shall constitute an original and all of which together shall constitute one and the same instrument. Signatures of the parties transmitted by facsimile or via .pdf format shall be deemed to be their original signatures for all purposes. The words “execution,” “signed,” “signature,” and words of like import shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the Delaware Uniform Electronic Transactions Act, the Minnesota Uniform Electronic Transactions Act, or any other similar state laws based on the Uniform Electronic Transactions Act. This Agreement and any signed agreement or instrument entered into in connection with this Agreement, and any amendments hereto or thereto, to the extent delivered by means of a facsimile machine or electronic mail (any such delivery, an “Electronic Delivery”), will be treated in all manner and respects as an original agreement or instrument and will be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto will re-execute original forms thereof and deliver them to all other parties. No party hereto or to any such agreement or instrument will raise the use of Electronic Delivery to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of Electronic Delivery as a defense to the formation of a contract, and each such party forever waives any such defense, except to the extent such defense related to lack of authenticity.

8.12          Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

8.13          Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in the Transaction Documents and hereby agree to waive and not to assert in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

8.14          Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance or non-performance of the obligations of any other Purchaser under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Purchaser pursuant hereof or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Purchaser shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. Each Purchaser has been represented by its own separate legal counsel in its review and negotiation of the Transaction Documents. The Company has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by any of the Purchasers.

8.15          Adjustments in Share Numbers and Prices. In the event of any stock split, subdivision, dividend or distribution payable in shares of the Common Stock (or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly shares of the Common Stock), combination or other similar recapitalization or event occurring after the date hereof, each reference in any Transaction Document to a number of shares or a price per share shall be deemed to be amended to appropriately account for such event.

8.16          Waiver of Conflicts. Each party to this Agreement acknowledges that Honigman LLP (“Honigman”), outside general counsel to the Company, has in the past performed and is or may now or in the future represent one or more Purchasers or their affiliates in matters unrelated to the transactions contemplated by this Agreement (the “Offering”), including representation of such Purchasers or their affiliates in matters of a similar nature to the Offering. The applicable rules of professional conduct require that Honigman inform the parties hereunder of this representation and obtain their consent. Honigman has served as outside general counsel to the Company and has negotiated the terms of the Offering solely on behalf of the Company. The Company and each Purchaser hereby (a) acknowledge that they have had an opportunity to ask for and have obtained information relevant to such representation, including disclosure of the reasonably foreseeable adverse consequences of such representation; (b) acknowledge that with respect to the Offering, Honigman has represented solely the Company, and not any Purchaser or any stockholder, director or employee of the Company or any Purchaser; and (c) gives its informed consent to Honigman's representation of the Company in the Offering.

Signatures on the Following Page

In Witness Whereof, the Company and each Purchaser have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NeuroOne Medical Technologies Corporation

By:
Name:
Title:

Signature Page to Securities Purchase Agreement

In Witness Whereof, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NAME OF PURCHASER:

By:
Name:
Title:

Subscription Amount :$

Number of shares of the Common Stock to
be Acquired:

SSN / Tax ID No:

Address for Notice:

Telephone No.:

Facsimile No.:

E-mail Address:

Attention:

Delivery Instructions:

(if different than above)

c/o ______________________________

Street: ___________________________

City/State/Zip: _____________________

Attention: _________________________

Telephone No.: _____________________

Signature Page to Securities Purchase Agreement

Exhibit A

Schedule of Purchasers

Purchaser Name, Address and E-mail Address	Subscription Amount	Number of Shares Purchased
Proactive Capital Partners, L.P. [**] [**]	$135,000	75,000

EXHIBIT A-1

Exhibit B

Accredited Investor Qualification Questionnaire

Investor Suitability Questionnaire

This questionnaire is used to determine whether you are an “accredited investor” within the meaning of Regulation D, Rule 501(a), promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended. NeuroOne Medical Technologies Corporation will keep all information you provide in response to this questionnaire strictly confidential.

I, the undersigned, represent to NeuroOne Medical Technologies Corporation (the “Company”) the statements selected below. I also agree to furnish any additional information that the Company deems necessary to verify the information provided below.

Please Check All Boxes That Apply

Category I 

The undersigned is an individual (not a partnership, corporation, etc.) whose individual net worth, or joint net worth with his or her spouse, presently exceeds $1,000,000.

Explanation. In calculating net worth, you may include equity in personal property and real estate, cash, short-term investments, stock and securities, but you must exclude the value of your primary residence. Equity in personal property and real estate should be based on the fair market value of such property less debt secured by such property.

Category II 	The undersigned is an organization within the meaning of Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership that was not formed for the specific purpose of acquiring the Common Stock of the Company and that has total assets in excess of $5,000,000.
Category III (a) 

The undersigned is an individual (not a partnership, corporation, etc.) who reasonably expects an individual income in excess of $200,000 in the current year and had an individual income in excess of $200,000 in each of the last two years (including foreign income, tax exempt income and the full amount of capital gains and losses but excluding any income of the undersigned’s spouse or other family members and any unrealized capital appreciation);

Or

Category III (b) 	The undersigned is an individual (not a partnership, corporation, etc.) who, together with his or her spouse, reasonably expects joint income in excess of $300,000 for the current year and had joint income in excess of $300,000 in each of the last two years (including foreign income, tax exempt income and the full amount of realized capital gains and losses).
Category IV 	The undersigned is a director or executive officer of the Company.
Category V 

The undersigned is a bank, savings and loan association or credit union, insurance company, registered investment company, registered business development company, licensed small business investment company, an employee benefit plan maintained by a state whose total assets exceed $5,000,000, or employee benefit plan within the meaning of Title 1 of ERISA whose plan fiduciary is either a bank, insurance company or registered investment advisor or whose total assets exceed $5,000,000.

Describe entity:

EXHIBIT B-1

Category VI 	The undersigned is a private business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940.
Category VII 	The undersigned is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Common Stock of the Company, whose purchase is directed by a sophisticated person (a person who either alone or with his or her purchaser representative(s) has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment). A copy of the declaration of trust or trust agreement and a representation as to the sophistication of the person directing purchases for the trust is enclosed.
Category VIII 	The undersigned is a self-directed employee benefit plan for which all persons making investment decisions are “accredited investors” within one or more of the categories described above.
Category IX 

The undersigned is an entity in which all of the equity owners are “accredited investors” within one or more of the categories described above, not formed for the specific purpose of acquiring the Common Stock of the Company.

Category X 	The undersigned does not come within any of the Categories I-IX set forth above.

Date:
Signature

By:
(if signing on behalf of an entity)

Name:

Title:
(if signing on behalf of an entity)

Address:

Phone:
e-mail:

State of Residence:
(if different from address above)

EXHIBIT B-2

Exhibit C

NeuroOne Medical Technologies Corporation

“Bad Actor” Questionnaire

NeuroOne Medical Technologies Corporation, a Delaware corporation (the “Company”) will use the responses to this questionnaire to determine whether the Company may be disqualified from relying upon the exemption in Rule 506 of Regulation D under the Securities Act of 1933, as amended. This questionnaire does not constitute an offer to sell or the solicitation of an offer to buy any securities of the Company.

Please notify the Company promptly of any change in the information provided in response to the questionnaire that may occur after submitting the questionnaire.

1.       IDENTIFICATION

Legal name:

Previous, assumed or fictitious names or aliases (if any):

Address:

Phone:	Fax:

Email:	Website:

Complete the following if an entity:
Jurisdiction of formation or incorporation:

Type of entity (e.g., corporation, trust, partnership, etc.):

Contact person:

2.       QUESTIONNAIRE

a.	Criminal convictions. Has the undersigned been convicted, within the last ten years, of any felony or misdemeanor:

•	in connection with the purchase or sale of any security;
•	involving the making of any false filing with the SEC; or
•	arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities?

___Yes                        No

EXHIBIT C-1

b.	Court injunctions and restraining orders. Is the undersigned subject to any order, judgment or decree of any court of competent jurisdiction, entered within the last five years, that restrains or enjoins the undersigned from engaging or continuing to engage in any conduct or practice:

•	in connection with the purchase or sale of any security;
•	involving the making of any false filing with the SEC; or
•	arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities?

___Yes                        No

c.	Final orders of certain regulators. Is the undersigned subject to a final order of a state securities commission (or an agency or officer of a state performing like functions); a state authority that supervises or examines banks, savings associations, or credit unions; a state insurance commission (or an agency or officer of a state performing like functions); an appropriate federal banking agency; the U.S. Commodity Futures Trading Commission; or the National Credit Union Administration that:

•	bars the undersigned from:
°	association with an entity regulated by such commission, authority, agency or officer;
°	engaging in the business of securities, insurance or banking; or
°	engaging in savings association or credit union activities; or
°	constitutes a final order based on a violation of any law or regulation that prohibits fraudulent, manipulative, or deceptive conduct entered within the last ten years?

“Final order” means a written directive or declaratory statement issued by a federal or state agency described above under applicable statutory authority that provides for notice and an opportunity for hearing, which constitutes a final disposition or action by that federal or state agency.

___Yes                        No

EXHIBIT C-2

d.	SEC disciplinary orders. Is the undersigned subject to an SEC order entered pursuant to Section 15(b) or 15B(c) of the Securities Exchange Act of 1934 or Section 203(e) or (f) of the Investment Advisers Act of 1940 that:

•	suspends or revokes the undersigned’s registration as a broker, dealer, municipal securities dealer or investment adviser;
•	places limitations on the activities, functions or operations of the undersigned; or
•	bars the undersigned from being associated with any entity or from participating in the offering of any penny stock?

___Yes                        No

e.	Certain SEC cease-and-desist orders. Is the undersigned subject to any SEC order entered within the last five years that orders the undersigned to cease and desist from committing or causing a violation or future violation of:

•	any scienter-based anti-fraud provision of the federal securities laws, including without limitation Section 17(a)(1) of the Securities Act of 1933, Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 thereunder, Section 15(c)(1) of the Securities Exchange Act of 1934 and Section 206(1) of the Investment Advisers Act of 1940, or any other rule or regulation thereunder; or
•	Section 5 of the Securities Act of 1933?

___Yes                        No

f.	Suspension or expulsion from self-regulatory association membership or association with a self-regulatory association member. Is the undersigned suspended or expelled from membership in, or suspended or barred from association with a member of, a registered national securities exchange or a registered national or affiliated securities association for any act or omission to act constituting conduct inconsistent with just and equitable principles of trade?

___Yes                        No

g.	Stop orders and orders suspending the Reg. A exemption. Has the undersigned filed (as a registrant or issuer), or was the undersigned or was the undersigned named as an underwriter in, any registration statement or Regulation A offering statement filed with the SEC that, within the last five years, was the subject of a refusal order, stop order, or order suspending the Regulation A exemption, or is the subject of an investigation or proceeding to determine whether a stop order or suspension order should be issued?

___Yes                        No

EXHIBIT C-3

h.	U.S. Postal Service false representation orders. Is the undersigned subject to a United States Postal Service false representation order entered within the last five years, or is the undersigned subject to a temporary restraining order or preliminary injunction with respect to conduct alleged by the United States Postal Service to constitute a scheme or device for obtaining money or property through the mail by means of false representations?

___Yes                        No

i.	Further information. If you answered “Yes” to any of the questions above, or if there is any other information that may be relevant (e.g., threatened, active or pending proceedings; matters of potential or uncertain applicability; etc.), please provide relevant descriptions and details or contact the person indicated in the introductory paragraphs to discuss.

Please sign and date the questionnaire on the SIGNATURE page

SIGNATURE

The information furnished in response to this questionnaire is true and correct, and the undersigned acknowledges that the Company and its counsel are relying on the truth and accuracy of such information to comply with applicable securities laws. The undersigned agrees to notify the Company promptly of any changes in such information.

_________________________________

(Print Name)

_________________________________

(Signature)

_________________________________

(Print name of signatory if applicable)

_________________________________

(Print title of signatory, if applicable)

_________________________________

(Date)

EXHIBIT C-4